EFFECTIVE AUGUST 23RD, 2004
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT  (DATE OF EARLIEST EVENT REPORTED):  NOVEMBER 17, 2004



                        N-VIRO INTERNATIONAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


     DELAWARE                         0-21802               34-1741211
     (STATE OR OTHER JURISDICTION OF                    (COMMISSION FILE NUMBER)
(IRS  EMPLOYER      INCORPORATION  OR  ORGANIZATION)
IDENTIFICATION  NO.)


     3450  W.  CENTRAL  AVENUE,  SUITE  328
     TOLEDO,  OHIO                                        43606
     (ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)
(ZIP  CODE)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:    (419) 535-6374

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
       __________________________________________________________________

Item  5.02  Appointment  of  Principal  Officers

At a meeting of the Board of Directors on November 11, 2004, the Company appointed Phillip Levin as its Chief Executive Officer, James K. McHugh as its Chief Financial Officer and Daniel J. Haslinger as its Chief Operating Officer, all effective November 11, 2004. The Company previously appointed Michael G. Nicholson as its Chief Development Officer, as disclosed in a Form 8-K filed
September  9,  2004.

Mr. Levin has been a member of the Board of Directors since November 2002, and began employment with the Company on July 1, 2004 under an oral agreement. Mr. Levin has been the President of both Levin Development Company and MGM Consulting Services, a real estate development and financial consulting company, respectively, located in Troy, Michigan, since 1992. Mr. Levin holds no other directorships or officer positions in other reporting companies, nor is related to any other directors or officers.

Mr. McHugh has been Chief Financial Officer since January 1997, and has been employed by the Company since its inception in 1993. Mr. McHugh is also Secretary and Treasurer of the Company. Mr. McHugh holds no other officer or director positions in other reporting companies, nor is related to any other directors or officers.

Mr. Haslinger has been a member of the Board of Directors since May 1999, and began employment with the Company on September 27, 2004 under a memorandum of employment, as filed as an exhibit to a Form 8-K filed October 1, 2004. Mr. Haslinger is Chief Executive Officer and owner of Micro Macro Integrated Technologies, a Nevada company specializing in industrial automation integration. Mr. Haslinger is also Chairman and Chief Executive Officer of WJZE 97.3FM RASP Broadcast Enterprises, Inc., a local broadcast company. Mr. Haslinger is also a member of N-Viro Filipino, LLC, an international licensee of the Company, and is a member of DJH Holdings, LLC. Mr. Haslinger holds no other directorships or officer positions in other reporting companies, nor is related to any other directors or officers.

Mr. Nicholson has been a member of the Board of Directors since February 1998, and has been employed by the Company in various management positions since its inception in 1993. Mr. Nicholson holds no other directorships or officer positions in other reporting companies, nor is related to any other directors or officers.




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        N-VIRO INTERNATIONAL CORPORATION


Dated:          November  17,  2004      By:       /s/  James  K.  McHugh
                                                 James  K.  McHugh
                                                Chief  Financial  Officer